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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                September 6, 2002
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                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-19557               36-3777824
-----------------------------        ------------        -------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)



                1955 W. Field Court, Lake Forest, Illinois   60045
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               (Address of principal executive offices)   (Zip Code)



                                 (847) 803-4600
                         -------------------------------
                         (Registrant's telephone number)

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ITEM 5.           OTHER EVENTS.

         On September 6, 2002, Salton, Inc. issued a press release announcing, among other things, (1) its fourth quarter and fiscal 2002 financial results,
(2) its settlement agreement with the Attorneys General of New York and Illinois, (3) its settlement agreement with Applica, Inc and (4) its settlement agreement with Advantage Partners. A copy of the press release and the other exhibits filed herewith are incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Exhibits

                  10.38 Settlement Agreement dated as of September 6, 2002 between Salton, Inc. and the Attorneys General of New York and Illinois.

                  99.1 Press Release issued by Salton, Inc. dated September 6, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           -------------------------------------
                                           William B. Rue
Dated:  September 6, 2002                  President and Chief Operating Officer
                                           and Director



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                                  EXHIBIT INDEX



     EXHIBIT
       NO.                         DESCRIPTION
       ---                         -----------

       10.38 Settlement Agreement dated as of September 6, 2002 between Salton, Inc. and States Attorney General of New York and Illinois.

       99.1         Press Release issued by Salton, Inc. dated September 6,
                    2002.






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